UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 6, 2005
                                                -------------------------------

                               Refocus Group, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                        000-32543                   75-2910096
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


10300 North Central Expressway, Suite 104
            Dallas, Texas                                         75231
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 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code             (214) 368-0200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

     Item 8.01    Other Events.

     On July 6, 2005, Refocus Group, Inc., or the Company, announced that the United States District Court, Central District of California granted the Company's motion to dismiss the lawsuit filed by Biolase Technology, Inc. in February 2005. A copy of the press release announcing the grant of the motion to dismiss the lawsuit is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

     Item 9.01    Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

                  Not applicable.

     (b)  Pro forma financial information.

                  Not applicable.

     (c)  Exhibits.

          The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

                 Exhibit
                  Number           Description of Exhibit

                   99.1 Press release issued by the Company on July 6, 2005, announcing the grant of the motion to dismiss the lawsuit filed by Biolase Technology, Inc.








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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    REFOCUS GROUP, INC.



Date:  July 8, 2005                 By:  /s/ MARK A. COX
                                        --------------------------
                                    Name:    Mark A. Cox
                                    Title:   Vice President and Chief Financial
                                             Officer


















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


                                INDEX TO EXHIBITS

                 Exhibit
                  Number           Description of Exhibit

                   99.1 Press release issued by the Company on July 6, 2005, announcing the grant of the motion to dismiss the lawsuit filed by Biolase Technology, Inc.